Western New England Bancorp, Inc. 8-K

Exhibit 99.2

Local banking is better than ever. INVESTOR PRESENTATION 3RD QUARTER 2024

FORWARD - LOOKING STATEMENTS 2 We may, from time to time, make written or oral “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 , including statements contained in our filings with the Securities and Exchange Commission (the “SEC”), our reports to shareholders and in other communications by us . This Investor Presentation contains “forward - looking statements” with respect to the Company’s financial condition, liquidity , results of operations, future performance, and business . Forward - looking statements may be identified by the use of such words as “believe,” “expect,” “anticipate ,” “ should,” “planned,” “estimated,” and “potential . ” Examples of forward - looking statements include, but are not limited to, estimates with respect to our financial condition, results of operations and business that are subject to various factors which could cause actual results to differ materially from these estimates . These factors include, but are not limited to : • unpredictable changes in general economic conditions, financial markets, fiscal, monetary and regulatory policies, including actual or potential stress in the banking industry ; • the duration and scope of potential pandemics, including the emergence of new variants and the response thereto ; • unstable political and economic conditions which could materially impact credit quality trends and the ability to generate loans and gather deposits ; • inflation and governmental responses to inflation, including recent sustained increases and potential future increases in interest rates that reduce margins ; • the effect on our operations of governmental legislation and regulation, including changes in accounting regulation or standards, the nature and timing of the adoption and effectiveness of new requirements under the Dodd - Frank Wall Street Reform and Consumer Protection Act of 2010 , Basel guidelines, capital requirements and other applicable laws and regulations ; • significant changes in accounting, tax or regulatory practices or requirements ; • new legal obligations or liabilities or unfavorable resolutions of litigation ; • disruptive technologies in payment systems and other services traditionally provided by banks ; • the highly competitive industry and market area in which we operate ;

FORWARD - LOOKING STATEMENTS 3 • changes in business conditions and inflation ; • operational risks or risk management failures by us or critical third parties, including without limitation with respect to data processing, information systems, cybersecurity, technological changes, vendor issues, business interruption, and fraud risks ; • f ailure or circumvention of our internal controls or procedures ; • c hanges in the securities markets which affect investment management revenues ; • i ncreases in Federal Deposit Insurance Corporation deposit insurance premiums and assessments ; • the soundness of other financial services institutions which may adversely affect our credit risk; • certain of our intangible assets may become impaired in the future; • new lines of business or new products and services, which may subject us to additional risks; • changes in key management personnel which may adversely impact our operations; • severe weather, natural disasters, acts of war or terrorism and other external events which could significantly impact our business; and • other risk factors detailed from time to time in our SEC filings. Although we believe that the expectations reflected in such forward - looking statements are reasonable, actual results may differ materially from the results discussed in these forward - looking statements. You are cautioned not to place undue reliance on the se forward - looking statements, which speak only as of the date hereof. We do not undertake any obligation to republish revised for ward - looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events , except to the extent required by law.

WHO WE ARE Every day, we focus on showing Westfield Bank customers “ what better banking is all about . ” For us, the idea of better banking starts with putting customers first, while adhering to our core values . Our Core Values : • Integrity • Enhance Shareholder Value • Customer Focus • Community Focus Our Core Mission : Our purpose is to help customers succeed in our community, while creating and increasing shareholder value . The Company’s purpose drives the outcome we envision for Western New England Bancorp . 4 70 Center Street, Chicopee, MA.

SENIOR MANAGEMENT TEAM James C . Hagan, President & Chief Executive Officer Guida R . Sajdak, Executive Vice President, Chief Financial Officer & Treasurer Allen J . Miles III, Executive Vice President & Chief Lending Officer Kevin C . O’Connor, Executive Vice President & Chief Banking Officer Daniel A . Marini , Senior Vice President, Retail Banking & Marketing Leo R . Sagan, Jr . , Senior Vice President & Chief Risk Officer Filipe Goncalves, Senior Vice President & Chief Credit Officer Darlene Libiszewski , Senior Vice President & Chief Information Officer John E . Bonini , Senior Vice President & General Counsel Christine Phillips , Senior Vice President, Human Resources Director 5

3Q2024 QUARTERLY EARNINGS

($ in thousands, except EPS)	3Q2024	2Q2024 (1)	1Q2024	4Q2023	3Q2023 (2) (3)
Net interest income	$ 14,728	$ 14,470	$ 15,346	$ 16,176	$ 16,383
Provision for (reversal of) credit losses	941	(294)	(550)	486	354
Non-interest income	3,141	3,834	2,674	2,714	3,612
Non-interest expense	14,406	14,314	14,782	14,785	14,118
Income before taxes	2,522	4,284	3,788	3,619	5,523
Income tax expense	618	771	827	1,108	1,033
Net income	**$ 1,904**	**$ 3,513**	**$ 2,961**	**$ 2,511**	**$ 4,490**
Diluted earnings per share (EPS)	$ 0.09	$ 0.17	$ 0.14	$ 0.12	$ 0.21
Return on average assets (ROA)	0.29%	0.55%	0.47%	0.39%	0.70%
Return on average equity (ROE)	3.19%	6.03%	5.04%	4.31%	7.60%
Net interest margin	2.40%	2.42%	2.57%	2.64%	2.70%
Net interest margin, *on a tax-equivalent basis*	2.42%	2.44%	2.59%	2.66%	2.72%

(1) Non-interest income includes a $987,000 gain on non-marketable equity investments.
(2) Non-interest income includes a non-taxable $778,000 gain on bank-owned life insurance death benefits.
(3) Non-interest income includes a $238,000 gain on non-marketable equity investments.

6

NET INTEREST INCOME AND NET INTEREST MARGIN 7 $16.4 $16.2 $15.3 $14.5 $14.7 2.70% 2.64% 2.57% 2.42% 2.40% 2.20% 2.40% 2.60% 2.80% 3Q2023 4Q2023 1Q2024 2Q2024 3Q2024 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 Net interest income ($) Net interest margin (%) On a sequential quarter basis, net interest income, our primary driver of revenues, increased $ 258 , 000 , or 1 . 8% , to $ 14 . 7 million for the three months ended September 30 , 2024 , from $ 14 . 5 million for the three months ended June 30 , 2024 . The increase in net interest income was primarily due to an increase in interest income of $ 1 . 0 million, or 3 . 9% , partially offset by an increase in interest expense of $ 780 , 000 , or 6 . 3% . The net interest margin was 2 . 40 % for the three months ended September 30 , 2024 compared to 2 . 42 % for the three months ended June 30 , 2024 . ($ in millions)

TOTAL LOANS 8 $2,007 $2,017 $2,022 $2,017 $2,039 4.66% 4.73% 4.84% 4.88% 4.93% 4.00% 4.20% 4.40% 4.60% 4.80% 5.00% 3Q2023 4Q2023 1Q2024 2Q2024 3Q2024 $1,900 $1,920 $1,940 $1,960 $1,980 $2,000 $2,020 $2,040 $2,060 $2,080 $2,100 Average Loans Outstanding Average Loans Outstanding Average Loan Yield, Tax-Equivalent Basis $2,015 $2,027 $2,026 $2,026 $2,049 3Q2023 4Q2023 1Q2024 2Q2024 3Q2024 $1,990 $2,000 $2,010 $2,020 $2,030 $2,040 $2,050 $2,060 Period - end Loans Outstanding At September 30 , 2024 , total loans increased $ 21 . 7 million, or 1 . 1% , to $ 2 . 0 billion from December 31 , 2023 . C ommercial real estate loans increased $ 3 . 0 million, or 0 . 3% , residential real estate loans, including home equity loans, increased $ 26 . 4 million, or 3 . 7% , partially offset by a decrease in commercial and industrial loans of $ 7 . 0 million, or 3 . 2% . ($ in millions)

COMMERCIAL AND INDUSTRIAL LOANS 9 $213 $217 $207 $216 $210 3Q2023 4Q2023 1Q2024 2Q2024 3Q2024 $202 $204 $206 $208 $210 $212 $214 $216 $218 Total commercial and industrial (“C&I”) loans decreased $ 7 . 0 million, or 3 . 2% , to $ 210 . 4 million at September 30 , 2024 , from $ 217 . 4 million at December 31 , 2023 . At September 30 , 2024 , total delinquent C&I loans totaled $ 9 , 000 . ($ in millions)

COMMERCIAL & INDUSTRIAL PORTFOLIO (1) 10 (1) % of total loans as of September 30, 2024. Manufacturing, 2.2% Merchant Wholesalers, 1.3% Construction, Sand & Gravel Mining, 1.1% All other C&I, 4.0% Healthcare, 0.5% Educational Services, 1.2%

COMMERCIAL REAL ESTATE LOANS 11 $1,080 $1,080 $1,084 $1,057 $1,083 3Q2023 4Q2023 1Q2024 2Q2024 3Q2024 $1,040 $1,045 $1,050 $1,055 $1,060 $1,065 $1,070 $1,075 $1,080 $1,085 $1,090 Total commercial real estate (“CRE”) loans increased $ 3 . 0 million, or 0 . 3% , to $ 1 . 1 billion from December 31 , 2023 to September 30 , 2024 . At September 30 , 2024 , total CRE delinquency was $ 171 , 000 , or 0 . 02 % of total CRE loans . ($ in millions)

COMMERCIAL REAL ESTATE LOANS (CRE)[1]

Property Type	Non-Owner Occupied	Owner Occupied	Total	% of CRE Portfolio	% of Total Loans	% of Total Risk-Based Bank Capital (RBC)(2)
Office	179,530	33,146	212,676	19.6%	10.4%	78.4%
Apartment	182,612	-	182,612	16.9%	8.9%	67.3%
Industrial	110,377	52,420	162,797	15.0%	8.0%	60.0%
Retail	109,481	5,327	114,808	10.6%	5.6%	42.3%
Other	63,805	29,903	93,708	8.7%	4.6%	34.5%
Mixed Use	71,904	6,433	78,337	7.2%	3.8%	28.9%
Hotel/Hospitality	43,522	-	43,522	4.0%	2.1%	16.0%
Automotive Sales	2,736	37,092	39,828	3.7%	1.9%	14.7%
Adult Care/Assisted Living	31,843	6,119	37,962	3.5%	1.9%	14.0%
Warehouse	20,973	10,168	31,141	2.9%	1.5%	11.5%
Shopping Center	23,428	7,653	31,081	2.9%	1.5%	11.5%
School/Higher Education	11,609	15,919	27,528	2.5%	1.3%	10.1%
Self Storage	26,445	344	26,789	2.5%	1.3%	9.9%
Total commercial real estate loans	**$ 878,265**	**$ 204,524**	**$1,082,789**	**100.0%**	**52.9%**	**399.1%**
% of Total Bank Risk-Based Capital	323.7%	75.4%	399.1%			
% of Total CRE Loans	81.1%	18.9%	52.9%			

At September 30, 2024, the commercial real estate portfolio totaled $1.1 billion, and represented 52.9% of total gross loans. Of the $1.1 billion, $878.3 million, or 81.1%, were categorized as non-owner occupied commercial real estate and $204.5 million, or 18.9%, were categorized as owner-occupied commercial real estate.

($ in thousands)

(1) As of September 30, 2024.

(2) The total RBC ratio is based on Westfield Bank's capital and due to loan classifications, the percentage of total RBC may differ from the Call Report.

12

COMMERCIAL REAL ESTATE – NON-OWNER OCCUPIED[1]

Property Type	MA	CT	NH	RI	Other	Total	% of Total RBC(2)	Weighted Average Loan to Value (LTV) (3)
Apartment	111,894	36,948	4,971	28,799	-	182,612	67.3%	55.5%
Office	63,397	64,120	40,559	-	11,454	179,530	66.2%	65.2%
Industrial	57,793	33,537	-	12,968	6,079	110,377	40.7%	58.4%
Retail	54,731	23,814	13,758	6,256	10,922	109,481	40.4%	56.5%
Mixed Use	32,380	21,669	-	13,124	4,731	71,904	26.5%	58.1%
Other	38,547	21,409	3,374	-	475	63,805	23.5%	56.5%
Hotel/Hospitality	20,991	22,531	-	-	-	43,522	16.0%	52.3%
Adult Care/Assisted Living	15,243	16,600	-	-	-	31,843	11.7%	58.9%
Self Storage	21,260	4,398	787	-	-	26,445	9.7%	62.8%
Shopping Center	7,228	16,200	-	-	-	23,428	8.6%	51.4%
Warehouse	17,415	3,339	-	-	219	20,973	7.7%	44.6%
School/Higher Education	11,609	-	-	-	-	11,609	4.3%	45.4%
Automotive Sales	2,736	-	-	-	-	2,736	1.0%	39.9%
Total non-owner commercial real estate	**$ 455,224**	**$ 264,565**	**$ 63,449**	**$ 61,147**	**$ 33,880**	**$878,265**	**323.7%**	**57.9%**

At September 30, 2024, the non-owner occupied CRE portfolio totaled $878.3 million, or 323.7% of total RBC. Of the $878.3 million, $455.2 million, or 51.8% of non-owner occupied CRE, was concentrated in Massachusetts and $264.6 million, or 30.1% of non-owner occupied CRE, was concentrated in Connecticut. At September 30, 2024, the apartment portfolio represented the largest concentration of non-owner occupied CRE at 67.3% of total RBC with a weighted average LTV of 55.5%. The office portfolio represented 66.2% of total RBC with a weighted average LTV of 65.2%.

($ in thousands)
(1) As of September 30, 2024.
(2) The total RBC ratio is based on Westfield Bank's capital and due to loan classifications, the percentage of total RBC may differ from the Call Report.
(3) Weighted average LTV is based on the original appraisal and the current loan balance.

13

COMMERCIAL REAL ESTATE – OFFICE BUILDINGS (1) 14 ($ in thousands) (1) As of September 30, 2024. (2) The total RBC ratio is based on Westfield Bank’s capital. Non - Owner Occupied Owner Occupied Total % of Office Portfolio % of Total Bank RBC (2) By Collateral Type Office/Medical $ 107,718 $ 20,849 $ 128,567 60.5% 47.4% Office/Professional Metro 3,899 8,109 12,008 5.6% 4.4% Office/Professional Suburban 40,840 3,867 44,707 21.0% 16.5% Office/Professional Urban 27,073 321 27,394 12.9% 10.1% Total Office Portfolio $ 179,530 $ 33,146 $ 212,676 100.0% 78.4% Percent of RBC 66.2% 12.2% 78.4% Non - Owner Occupied Owner Occupied Total % of Office Portfolio % of Total Bank RBC (2) By State Massachusetts $ 63,397 $ 30,575 $ 93,972 44.2% 34.6% Connecticut 64,120 2,571 66,691 31.4% 24.6% New Hampshire 40,559 - 40,559 19.1% 14.9% Other 11,454 - 11,454 5.4% 4.2% Total Office Portfolio $ 179,530 $ 33,146 $ 212,676 100.0% 78.4% Non - Owner Occupied Owner Occupied Total % of Office Portfolio % of Total Bank RBC (2) By Risk Rating Pass $ 171,359 $ 31,736 $ 203,095 95.5% 74.9% Special Mention 7,993 744 8,737 4.1% 3.2% Substandard 178 666 844 0.4% 0.3% Total Office Portfolio $ 179,530 $ 33,146 $ 212,676 100.0% 78.4% • As of September 30 , 2024 , the office portfolio totaled $ 212 . 7 million, or 78 . 4 % of RBC, and represented 19 . 6 % of total CRE loans . • Non - owner occupied office totaled $ 179 . 5 million, or 66 . 2 % of total RBC, and owner - occupied office totaled $ 33 . 1 million, or 12 . 2 % of total RBC . • Office exposure is concentrated in medical - office, totaling $ 128 . 6 million, or 60 . 5% , of the total office portfolio . • Of the $ 212 . 7 million in total office, 44 . 2 % is concentrated in Massachusetts and 31 . 4 % is concentrated in Connecticut . The Company does not have any exposure in greater Boston or New York . • Of the $ 212 . 7 million in total office, 95 . 5 % of the office portfolio is in the pass - rated category . • There is approximately $ 37 . 1 million, or 17 . 4 % of the total office portfolio, maturing by the end of 2026 .

RESIDENTIAL REAL ESTATE LOANS AND CONSUMER LOANS 15 $720 $728 $732 $751 $753 3Q2023 4Q2023 1Q2024 2Q2024 3Q2024 $700 $710 $720 $730 $740 $750 $760 Residential real estate loans , including home equity loans, and consumer loans increased $ 25 . 6 million , or 3 . 5% , to $ 753 . 2 million, from December 31 , 2023 to September 30 , 2024 . During the nine months ended September 30 , 2024 , the Company sold $ 20 . 1 million in fixed rate residential loans to the secondary market . At September 30 , 2024 , the Company serviced $ 85 . 7 million in loans sold to the secondary market, with servicing retained, which are not included on the Company’s balance sheet under residential real estate loans . At September 30 , 2024 , total delinquent residential real estate loans and consumer loans totaled $ 4 . 1 million, or 0 . 5 % of total residential real estate loans and consumer loans . ($ in millions)

INVESTMENT PORTFOLIO 16 The held - to - maturity (“HTM”) and available - for - sale (“AFS”) securities portfolio represented 14 . 0 % of total assets at September 30 , 2024 and 14 . 1 % of total assets, at December 31 , 2023 . The HTM unrealized losses were approximately $ 30 . 7 million, or 14 . 4% , of the total HTM amortized cost basis . If the HTM losses, net of tax, were included in capital, the losses would represent 8 . 8 % of Tier 1 capital and negatively impact tangible common equity (“TCE”), a non - GAAP financial measure, by 0 . 8% . The AFS unrealized losses were approximately $ 24 . 6 million, or 13 . 6 % of the total AFS amortized cost basis . As a percentage of Tier 1 capital, the AFS unrealized losses, net of tax, represented 7 . 3 % of Tier 1 capital and negatively impacted TCE, a non - GAAP financial measure, by 0 . 7% . (1) Tier 1 Capital represents Westfield Bank’s Tier 1 Capital as of September 30, 2024. (2) Impact to TCE is net of tax. TCE is a non - GAAP measure. See slides 30 - 32 for the related TCE calculation and a reconciliation of GAAP to non - GAAP financial measures . The table below displays the investment portfolio as of September 30 , 2024 . At September 30, 2024 Amortized Cost Basis % of Investment Portfolio’s Amortized Cost Basis Fair Value Unrealized Loss Loss as a % of Amortized Cost Basis Net of Tax Loss % of Tier 1 Capital (1) Impact to TCE (Non - GAAP) (2) (Dollars in millions) HTM $213.3 54.2% $ 182.5 ($30.7) - 14.4% - 8.8% - 0.8% AFS $ 180.5 45.8% $ 155.9 ($24.6) - 13.6% - 7.3% - 0.7% Total Investments $ 393.8 100.0% $ 338.4 ($55.3) - 14.1% - 16.1% - 1.5%

TOTAL DEPOSITS 17 $1,594 $1,532 $1,501 $1,500 $1,524 3Q2023 4Q2023 1Q2024 2Q2024 3Q2024 $1,440 $1,460 $1,480 $1,500 $1,520 $1,540 $1,560 $1,580 $1,600 $1,620 PERIOD - END CORE DEPOSITS Total deposits increased $ 80 . 5 million, or 3 . 8% , from $ 2 . 1 billion at December 31 , 2023 to $ 2 . 2 billion at September 30 , 2024 . Core deposits, which the Company defines as all deposits except time deposits, decreased $ 8 . 3 million, or 0 . 5% , from $ 1 . 5 billion, or 71 . 5 % of total deposits, at December 31 , 2023 , to $ 1 . 5 billion, or 68 . 5 % of total deposits, at September 30 , 2024 . Time deposits increased $ 88 . 8 million, or 14 . 5% , from $ 611 . 4 million at December 31 , 2023 to $ 700 . 2 million at September 30 , 2024 . At September 30 , 2024 and December 31 , 2023 , uninsured deposits represented 27 . 7 % and 26 . 8% , of total deposits, respectively . $583 $611 $643 $672 $700 3Q2023 4Q2023 1Q2024 2Q2024 3Q2024 $- $100 $200 $300 $400 $500 $600 $700 $800 PERIOD - END TIME DEPOSITS (1) ($ in millions) (1) Includes $1.7 million in brokered deposits beginning with the quarter ended September 30, 2023.

AVERAGE TOTAL DEPOSITS 18 $1,559 $1,588 $1,576 $1,589 $1,621 $592 $589 $558 $549 $559 1.42% 1.60% 1.75% 1.94% 2.04% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3Q2023 4Q2023 1Q2024 2Q2024 3Q2024 $500 $700 $900 $1,100 $1,300 $1,500 $1,700 Average Deposits and Rates Interest-bearing deposits Non-interest-bearing deposits Average deposit cost Total average deposits, consisting of interest - bearing and non - interest bearing deposits, increased $ 42 . 3 million, or 2 . 0% , from $ 2 . 1 billion for the three months ended June 30 , 2024 , to $ 2 . 2 billion, for the three months ended September 30 , 2024 . The average cost of deposits increased ten (10) basis points, from 1 . 94 % for the three months ended June 30 , 2024 to 2 . 04 % for the three months ended September 30 , 2024 . ($ in millions)

AVERAGE CORE AND TIME DEPOSITS 19 $1,588 $1,573 $1,506 $1,488 $1,492 0.70% 0.76% 0.76% 0.87% 0.93% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% $1,000 $1,100 $1,200 $1,300 $1,400 $1,500 $1,600 $1,700 $1,800 Average Core Deposits and Rates During the three months ended September 30 , 2024 , average core deposits of $ 1 . 5 billion, including non - interest bearing deposits, increased $ 3 . 6 million, or 0 . 2% , from the three months ended June 30 , 2024 . During the three months ended September 30 , 2024 , average time deposits of $ 688 . 8 million increased $ 38 . 7 million, or 6 . 0% , from the three months ended June 30 , 2024 . During the three months ended September 30 , 2024 , the average cost of core deposits, including non - interest bearing demand deposits, increased six (6) basis points from the three months ended June 30 , 2024 , while the cost of time deposits increased five (5) basis points during the same period . ($ in millions) $563 $604 $628 $650 $689 3.46% 3.78% 4.12% 4.39% 4.44% 0.25% 0.75% 1.25% 1.75% 2.25% 2.75% 3.25% 3.75% 4.25% 4.75% $300 $350 $400 $450 $500 $550 $600 $650 $700 Average Time Deposits and Rates

LOAN - TO - DEPOSIT RATIO 20 92.6% 94.6% 94.5% 93.3% 92.1% 3Q2023 4Q2023 1Q2024 2Q2024 3Q2024 91% 91% 92% 92% 93% 93% 94% 94% 95% 95% Period - end Loan - to - Deposit Ratio 73.2% 71.5% 70.0% 69.1% 68.5% 26.8% 28.5% 30.0% 30.9% 31.5% 3Q2023 4Q2023 1Q2024 2Q2024 3Q2024 0% 10% 20% 30% 40% 50% 60% 70% 80% Core Deposits and Time Deposits as a % of Total Deposits Core deposits/Total deposits Time deposits/Total deposits

WHOLESALE FUNDING 21 $150 $156 $152 $155 $152 4.81% 4.83% 4.91% 5.00% 5.05% 4.65% 4.70% 4.75% 4.80% 4.85% 4.90% 4.95% 5.00% 5.05% 5.10% 3Q2023 4Q2023 1Q2024 2Q2024 3Q2024 $100 $110 $120 $130 $140 $150 $160 $170 Wholesale Funding (Includes $20 million in Subordinated Debt) FHLB Advances Average COF The Bank is considered to be well - capitalized as defined by regulators ( see slide 27 ) . The Bank’s Tier 1 Leverage Ratio to adjusted average assets was 9 . 61 % at September 30 , 2024 and 9 . 62 % at December 31 , 2023 . In addition, Westfield Bank’s TCE Ratio(1), a non - GAAP financial measure, exceeds the Federal Home Loan Bank of Boston (“FHLB”) requirements to continue to utilize the FHLB as a funding source . At September 30 , 2024 , total borrowings decreased $ 4 . 1 million, or 2 . 6% , from $ 156 . 5 million at December 31 , 2023 to $ 152 . 4 million . Short - term borrowings decreased $ 11 . 7 million, or 72 . 7% , to $ 4 . 4 million , at September 30 , 2024 , compared to $ 16 . 1 million at December 31 , 2023 , while long - term borrowings increased $ 7 . 6 million, or 6 . 3% , during the same period . The Company utilized the Bank Term Funding Program (“BTFP”), which was created in March 2023 to enhance banking system liquidity by allowing institutions to pledge certain securities at par value and borrow at a rate of ten basis points over the one - year overnight index swap rate . The BTFP was available to federally insured depository institutions in the U . S . , with advances having a term of up to one year with no prepayment penalties . The BTFP ceased extending new advances in March 2024 . At December 31 , 2023 , the Company’s outstanding balance under the BTFP was $ 90 . 0 million . There were no outstanding balances under the BTFP at September 30 , 2024 . At September 30 , 2024 , borrowings also consisted of $ 19 . 7 million in fixed - to - floating rate subordinated notes . (1) TCE is a non - GAAP measure. See slides 30 - 32 for the related TCE calculation and a reconciliation of GAAP to non - GAAP financial measures .

22 The Company’s liquidity position remains strong with solid core deposit relationships, cash, unencumbered securities and access to diversified borrowing sources . At September 30 , 2024 , the Company had available borrowing capacity with the FHLB of $ 452 . 0 million, including its overnight Ideal Way Line of Credit . In addition, at September 30 , 2024 , the Company had available borrowing capacity of $ 404 . 9 million from the Federal Reserve Discount Window, with no outstanding borrowings . At September 30 , 2024 , the Company also had available borrowing capacity of $ 25 . 0 million from two unsecured credit lines with correspondent banks, with no outstanding borrowings . At September 30 , 2024 , the Company had $ 1 . 1 billion in immediately available liquidity, compared to $ 615 . 0 million in uninsured deposits, or 27 . 7 % of total deposits, representing a coverage ratio of 183% . Lastly, the Company has access to the brokered deposit market with approval from the Board of Directors to purchase brokered deposits in an amount not to exceed 10 % of total assets . At September 30 , 2024 , the Company had $ 1 . 7 million in brokered deposits included within time deposits on the balance sheet . LIQUIDITY ($ in millions) Total Available Amount in Use at September 30, 2024 Net Available Internal Sources: Cash and cash equivalents $72.8 - $72.8 Unpledged securities $150.8 - $150.8 Excess pledged securities $ 18.9 - $ 18.9 External Sources: FHLB $596.1 $153.6 $452.0 FRB Discount Window $ 404.9 - $ 404.9 Other Unsecured: Correspondent banks $25.0 - $25.0 Total Liquidity $ 1,268.5 $153.6 $ 1,124.4 Uninsured deposits $615.0 Liquidity/Total 183%

________ Source: SNL Financial as of June 30, 2024 Note: Total number of Westfield Bank branches shown includes the Big E seasonal branch and online deposit channel. Three Wes tfi eld branches are located in Hampshire County, MA and four Westfield branches are located in Hartford County, CT outside of Springfield MSA. DEPOSIT MARKET SHARE IN HAMPDEN COUNTY, MA AS OF JUNE 30, 2024 23 Total Deposit Rank 2024 Parent Company Name Deposits in Market ($000) Market Share # of Branches 1 PeoplesBank 2,665,987 19.00% 12 1,762,519 13.1% 20 3 Westfield Bank 1,856,455 13.23% 20 2 TD Bank 2,110,916 15.04% 16 4 Bank of America 1,594,814 11.37% 8 5 Berkshire Bank 1,104,828 7.87% 11 6 M&T Bank 1,097,724 7.82% 14 7 KeyBank 1,012,085 7.21% 7 8 Citizens Bank 592,088 4.22% 10 9 Monson Savings Bank 583,716 4.16% 4 10 Country Bank 571,869 4.08% 4 11 New Valley Bank & Trust 287,901 2.05% 3

ASSET QUALITY INDICATORS 24 3Q2023 4Q2023 1Q2024 2Q2024 3Q2024 Total delinquent loans $5.6M $6.0M $4.7M $5.6M $4.3M Delinquent loans as a % of total loans 0.28% 0.30% 0.23% 0.27% 0.21% Nonperforming loans (NPL) $6.3M $6.4M $5.8M $5.8M $4.9M NPL as a % of total loans 0.31% 0.32% 0.29% 0.29% 0.24% NPL as a % of total assets 0.24% 0.25% 0.23% 0.23% 0.18% Allowance for credit losses % of total loans 0.99% 1.00% 0.98% 0.96% 0.97% Allowance for credit losses % of NPL 318% 316% 341% 333% 410% Net charge - offs (recoveries) $78K $136K ($67K) $10K $98K Net charge - offs (recoveries) as a % average loans 0.00% 0.01% 0.00% 0.00% 0.00% 3Q2023 4Q2023 1Q2024 During the three months ended September 30 , 2024 , the Company recorded net charge - offs of $ 98 , 000 compared to net charge - offs of $ 10 , 000 for the three months ended June 20 , 2024 . Nonperforming loans to total loans were 0 . 24 % at September 30 , 2024 compared to 0 . 29 % at June 30 , 2024 .

ASSET QUALITY 25 Management continues to remain attentive to any signs of deterioration in borrowers’ financial conditions and is proactive in taking the appropriate steps to mitigate risk . The allowance for credit losses as a percentage of total loans was 0 . 97 % at September 30 , 2024 , compared to 1 . 00 % at December 31 , 2023 . At September 30 , 2024 , the allowance for credit losses as a percentage of nonperforming loans was 409 . 5% , compared to 315 . 6 % at December 31 , 2023 . September 30, 2024 December 31, 2023 ACL (1) Loans Outstanding (1) ACL / Total Loan Segment ACL (1) Loans Outstanding (1) ACL / Total Loan Segment Commercial and industrial $ 2,467 $ 210,390 1.17% $ 2,537 $ 217,447 1.17% Commercial real estate 14,220 1,082,789 1.31% 15,141 1,079,751 1.40% Residential (2) 3,038 748,572 0.41% 2,548 722,154 0.35% Consumer 230 4,631 4.97% 41 5,472 0.75% Unallocated - - - - - - Total Loans $ 19,955 $ 2,046,382 0.97% $ 20,267 $ 2,024,824 1.00% (1) ( $ in thousands) (2) Includes home equity loans and home equity lines of credit .

ASSET QUALITY 26 ($ in millions) 3Q2023 4Q2023 1Q2024 2Q2024 3Q2024 Special Mention $12.0 $5.8 $15.2 $14.6 $21.3 % of Total Loans 0.6% 0.3% 0.8% 0.7% 1.0% Substandard $33.6 $33.7 $21.6 $22.1 $21.9 % of Total Loans 1.7% 1.7% 1.1% 1.1% 1.1% Total Classified Loans $45.6 $39.5 $36.8 $36.7 $43.2 % of Total Loans 2.3% 1.9% 1.8% 1.8% 2.1% At September 30 , 2024 , total Classified Loans totaled $ 43 . 2 million, or 2 . 1 % of total loans, representing an increase of $ 3 . 7 million , or 9 . 4% , from December 31 , 2023 .

CAPITAL MANAGEMENT 27 We are well - capitalized with excess capital. Consolidated Ratio at September 30, 2024 Ratio at December 31, 2023 Leverage Ratio 9.40% 9.40% Common Equity Tier 1 Ratio 12.39% 12.59% Tier 1 Capital Ratio 12.39% 12.59% Total Capital Ratio 14.44% 14.67% As of September 30 , 2024 , the Bank’s Tier 1 Leverage Ratio was 9 . 61% . The Bank’s TCE ratio (1) , a non - GAAP financial measure, was 8 . 90 % at September 30 , 2024 . At September 30 , 2024 , the $ 24 . 6 million in AFS unrealized losses, net of tax, negatively impacted the TCE ratio by 0 . 7% . If the HTM unrealized losses of $ 30 . 7 million, net of tax, were factored in, the TCE ratio would decrease to 8 . 06% . Westfield Bank Ratio at September 30, 2024 Ratio at December 31, 2023 Well Capitalized Leverage Ratio 9.61% 9.62% 5.0% Common Equity Tier 1 Ratio 12.66% 12.88% 6.5% Tier 1 Capital Ratio 12.66% 12.88% 8.0% Total Capital Ratio 13.71% 13.94% 10.0% (1) TCE is a non - GAAP measure. See slides 30 - 32 for the related TCE calculation and a reconciliation of GAAP to non - GAAP financial measures . x From a regulatory standpoint, we are well - capitalized with excess capital . x We take a prudent approach to capital management .

CAPITAL RETURN TO SHAREHOLDERS 28 Year # of Shares 2018 2,189,276 2019 1,938,667 2020 1,391,496 2021 2,758,051 2022 720,975 2023 649,744 1Q - 2024 200,000 2Q - 2024 269,841 3Q - 2024 244,441 Year Annual Dividends per Share 2018 $0.16 2019 $0.20 2020 $0.20 2021 $0.20 2022 $0.24 2023 $0.28 1Q - 2024 $0.07 2Q - 2024 $0.07 3Q - 2024 $0.07 Share Repurchases Dividends On June 10 , 2024 , the Company announced the completion of its previously authorized stock repurchase plan (the “ 2022 Plan”) pursuant to which the Company was authorized to repurchase up to 1 . 1 million shares, or approximately 5 % of its outstanding common stock, as of the date the 2022 Plan was adopted . On May 22 , 2024 , the Board of Directors authorized a new stock repurchase plan (the “ 2024 Plan”) under which the Company may repurchase up to 1 . 0 million shares, or approximately 4 . 6% , of the Company’s then - outstanding shares of common stock . During the three months ended September 30 , 2024 , the Company repurchased 244 , 441 shares of common stock under the 2024 Plan, with an average price per share of $ 8 . 18 . During the nine months ended September 30 , 2024 , the Company repurchased 714 , 282 shares of common stock with an average price per share of $ 7 . 61 . As of September 30 , 2024 , there were 692 , 318 shares of common stock available for repurchase under the 2024 Plan .

CAPITAL MANAGEMENT 29 $10.53 $10.96 $10.90 $11.07 [VALUE] $9.87 $10.30 $10.25 $10.41 [VALUE] Book Value per Share Tangible Book Value per Share (non - GAAP) (1) Book Value Tangible Book Value (non-GAAP) Book value per share increased $0.44, or 4.0%, from $10.96 at December 31, 2023 to $11.40 at September 30, 2024. Tangible book value per share, a non - GAAP measure, increased $0.43, or 4.2%, from $10.30 at December 31, 2023 to $10.73 at September 30, 2024. (1) Tangible book value is a non - GAAP measure. See slides 30 - 32 for the related tangible book value calculation and a reconcilia tion of GAAP to non - GAAP financial measures.

APPENDIX: NON - GAAP TO GAAP RECONCILIATION 30 Reconciliation of Non - GAAP to GAAP Financial Measures The Company believes that certain non - GAAP financial measures provide information to investors that is useful in understanding i ts financial condition. Because not all companies use the same calculation, this presentation may not be comparable to other similarly title d measures calculated by other companies. A reconciliation of these non - GAAP financial measures is provided below. 9/30/2024 6/30/2024 3/31/2024 12/31/2023 9/30/2023 Loan interest (no tax adjustment) 25,134$ 24,340$ 24,241$ 23,939$ 23,451$ Tax-equivalent adjustment 119 114 110 113 117 Loan interest (tax-equivalent basis) 25,253$ 24,454$ 24,351$ 24,052$ 23,568$ Net interest income (no tax adjustment) 14,728$ 14,470$ 15,346$ 16,176$ 16,383$ Tax equivalent adjustment 119 114 110 113 117 Net interest income (tax-equivalent basis) 14,847$ 14,584$ 15,456$ 16,289$ 16,500$ Average interest-earning assets 2,441,236$ 2,400,633$ 2,403,086$ 2,427,112$ 2,402,987$ Net interest margin (no tax adjustment) 2.40% 2.42% 2.57% 2.64% 2.70% Net interest margin, tax-equivalent 2.42% 2.44% 2.59% 2.66% 2.72% Book Value per Share (GAAP) 11.40$ 11.07$ 10.90$ 10.96$ 10.53$ Non-GAAP adjustments: Goodwill (0.59) (0.58) (0.58) (0.58) (0.57) Core deposit intangible (0.08) (0.08) (0.07) (0.08) (0.09) Tangible Book Value per Share (non-GAAP) 10.73$ 10.41$ 10.25$ 10.30$ 9.87$ For the quarter ended (Dollars in thousands)

APPENDIX: NON - GAAP TO GAAP RECONCILIATION 31 Reconciliation of Non - GAAP to GAAP Financial Measures The Company believes that certain non - GAAP financial measures provide information to investors that is useful in understanding i ts financial condition. Because not all companies use the same calculation, this presentation may not be comparable to other similarly title d measures calculated by other companies. A reconciliation of these non - GAAP financial measures is provided below. 9/30/2024 6/30/2024 3/31/2024 12/31/2023 9/30/2023 Total Bank Equity (GAAP) 245,786$ 241,867$ 241,480$ 242,780$ 234,612$ Non-GAAP adjustments: Goodwill (12,487) (12,487) (12,487) (12,487) (12,487) Core deposit intangible net of associated (1,101) (1,168) (1,236) (1,303) (1,370) Tangible Capital (non-GAAP) 232,198$ 228,212$ 227,757$ 228,990$ 220,755$ Tangible Capital (non-GAAP) 232,198$ 228,212$ 227,757$ 228,990$ 220,755$ Unrealized losses on HTM securities net of tax (22,083) (28,869) (28,441) (25,649) (34,622) Adjusted Tangible Capital For Impact of Unrealized Losses on HTM Securities Net of Tax (non-GAAP) 210,115$ 199,343$ 199,316$ 203,341$ 186,133$ Common Equity Tier (CET) 1 Capital 250,543$ 251,849$ 251,394$ 250,734$ 249,441$ Total Assets for Leverage Ratio (non-GAAP) 2,608,171$ 2,575,093$ 2,572,525$ 2,607,260$ 2,574,402$ Tier 1 Leverage Ratio 9.61% 9.78% 9.77% 9.62% 9.69% Tangible Common Equity (non-GAAP) =Tangible Capital (non-GAAP)/Total Assets for Leverage Ratio (non-GAAP) 8.90% 8.86% 8.85% 8.78% 8.58% Adjusted Tangible Common Equity for HTM Impact (non-GAAP) = Adjusted Tangible Capital For Impact of Unrealized Losses on HTM Securities Net of Tax (non-GAAP)/Total Assets for Leverage Ratio (non-GAAP) 8.06% 7.74% 7.75% 7.80% 7.23% For the quarter ended (Dollars in thousands)

APPENDIX: NON - GAAP TO GAAP RECONCILIATION 32 Reconciliation of Non - GAAP to GAAP Financial Measures The Company believes that certain non - GAAP financial measures provide information to investors that is useful in understanding i ts financial condition. Because not all companies use the same calculation, this presentation may not be comparable to other similarly title d measures calculated by other companies. A reconciliation of these non - GAAP financial measures is provided below. 9/30/2024 6/30/2024 3/31/2024 12/31/2023 9/30/2023 Efficiency Ratio: Non-interest Expense (GAAP) 14,406$ 14,314$ 14,782$ 14,785$ 14,118$ Net Interest Income (GAAP) 14,728$ 14,470$ 15,346$ 16,176$ 16,383$ Non-Interest Income (GAAP) 3,141$ 3,834$ 2,674$ 2,714$ 3,612$ Non-GAAP adjustments: Unrealized (gains) losses on marketable equity securities (10) (4) (8) 1 - Gain on non-marketable equity investments - (987) - - (238) Loss on disposal of premises and equipment - - 6 - 3 Gain on bank-owned life insurance death benefit - - - - (778) Non-Interest Income for Adjusted Efficiency Ratio (non- GAAP) $ 3,131 $ 2,843 $ 2,672 $ 2,715 $ 2,599 Total Revenue for Adjusted Efficiency Ratio (non-GAAP) $ 17,859 $ 17,313 $ 18,018 $ 18,891 $ 18,982 Efficiency Ratio (GAAP) 80.62% 78.20% 82.03% 78.27% 70.61% Adjusted Efficiency Ratio (non-GAAP) = (Non-interest Expense (GAAP)/Total Revenue for Efficiency Ratio (non- GAAP)) 80.67% 82.68% 82.04% 78.26% 74.38% For the quarter ended (Dollars in thousands)

WESTFIELD BANK “WHAT BETTER BANKING’S ALL ABOUT” James C. Hagan , President and Chief Executive Officer Guida R. Sajdak , Executive Vice President and Chief Financial Officer Meghan Hibner , First Vice President and Investor Relations Officer 33 141 Elm Street, Westfield, MA